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GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST

PASS THROUGH
CERTIFICATES
SERIES 1999-1
INVESTOR NUMBER 51999021

Determination Date:                           10-Feb-00
Remittance Date:                              15-Feb-00
Month End Date:                               31-Jan-00
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
(a)              Class A-1 Distribution Amount                                                                       4,984,348.08

(b)              Class A-1 Distribution Principal                                                                    4,489,243.77
                           Scheduled Payments of Principal                                        689,543.27
                           Partial Prepayments                                                    121,120.40
                           Scheduled Principal Balance Principal Prepayment in Full             1,468,215.65
                           Scheduled Principal Balance Liquidated Contracts                     2,210,364.45
                           Scheduled Principal Balance Repurchases                                      0.00

(c)              Class A-1 Interest Distribution                                                                       495,104.31
                 Class A-1 Interest Shortfall                                                                                0.00

(d)              Class A-1 Remaining Certificate Balance                                                            98,300,579.14

(e)              Class A-2 Distribution Amount                                                                         628,545.83

(f)              Class A-2 Distribution Principal                                                                            0.00
                           Scheduled Payments of Principal                                              0.00
                           Partial Prepayments                                                          0.00
                           Scheduled Principal Balance Principal Prepayment in Full                     0.00
                           Scheduled Principal Balance Liquidated Contracts                             0.00
                           Scheduled Principal Balance Repurchases                                      0.00

(g)              Class A-2 Interest Distribution                                                                       628,545.83
                 Class A-2 Interest Shortfall                                                                                0.00

(h)              Class A-2 Remaining Certificate Balance                                                           125,500,000.00

(i)              Class A-3 Distribution Amount                                                                         463,341.67

(j)              Class A-3 Distribution Principal                                                                            0.00
                           Scheduled Payments of Principal                                              0.00
                           Partial Prepayments                                                          0.00
                           Scheduled Principal Balance Principal Prepayment in Full                     0.00
                           Scheduled Principal Balance Liquidated Contracts                             0.00
                           Scheduled Principal Balance Repurchases                                      0.00

(k)              Class A-3 Interest Distribution                                                                       463,341.67
                 Class A-3 Interest Shortfal                                                                                 0.00

(l)              Class A-3 Remaining  Certificate Balance                                                           91,000,000.00

(m)              Class A-4 Distribution Amount                                                                         400,625.00

(n)              Class A-4 Distribution Principal                                                                            0.00
                           Scheduled Payments of Principal                                              0.00
                           Partial Prepayments                                                          0.00
                           Scheduled Principal Balance Principal Prepayment in Full                     0.00
                           Scheduled Principal Balance Liquidated Contracts                             0.00
                           Scheduled Principal Balance Repurchases                                      0.00

(o)              Class A-4 Interest Distribution                                                                       400,625.00
                 Class A-4 Interest Shortfal                                                                                 0.00

(p)              Class A-4 Remaining  Certificate Balance                                                           75,000,000.00

(q)              Class A-5 Distribution Amount                                                                       1,109,485.74

(r)              Class A-5 Distribution Principal                                                                            0.00
                           Scheduled Payments of Principal                                              0.00
                           Partial Prepayments                                                          0.00
                           Scheduled Principal Balance Principal Prepayment in Full                     0.00
                           Scheduled Principal Balance Liquidated Contracts                             0.00
                           Scheduled Principal Balance Repurchases                                      0.00

(s)              Class A-5 Interest Distribution                                                                     1,109,485.74
                 Class A-5 Interest Shortfal                                                                                 0.00

(t)              Class A-5 Remaining  Certificate Balance                                                          196,659,215.00

(u)              Class A-1 Pass Through Rate                                                                             5.780000%
                 Class A-2 Pass Through Rate                                                                             6.010000%
                 Class A-3 Pass Through Rate                                                                             6.110000%
                 Class A-4 Pass Through Rate                                                                             6.410000%
                 Class A-5 Pass Through Rate                                                                             6.770000%

(v)              Monthly Servicing Fee                                                                                 492,457.53


(w)              Delinquency                                                                  # of Contracts        Prin. Balance
                                                                                              --------------        -------------

                                     a)  One monthly payment delinquent                                  460        17,317,896.86
                                     b)  Two monthly payments                                            100         3,679,604.01
                                     c)  Three or more monthly payments                                  154         6,548,493.33
                                                                                              --------------        -------------
                                                                                                         714        27,545,994.20

                                                                                                                    Difference
(x)              Repurchased Contracts                               Contract number        Repurchase Price       Paid by Seller
                                                                     ---------------        ----------------       --------------
                                                                            0                           0.00                 0.00

                                                                                            ----------------       --------------
                                                                 Total Repurchases                      0.00                 0.00
                                                                                            ================       ==============

(y)              Repossessions or Foreclosures                                                        Number       Actual Balance
                                                                                                      ------       --------------
                                                                 BOP Repossessions                       284       $10,501,172.83
                                                                 Plus Repossessions this Month            96         3,257,141.27
                                                                 Less Liquidations                       (67)       (2,292,079.53)
                                                                                                      ------       --------------
                                                                 EOP Repossessions                       313       $11,466,234.57
                                                                                                      ======       ==============

(z)              Class A-1 Enhancement Payment                                                                               0.00
                 Class A-2 Enhancement Payment                                                                               0.00
                 Class A-3 Enhancement Payment                                                                               0.00
                 Class A-4 Enhancement Payment                                                                               0.00
                 Class A-5 Enhancement Payment                                                                               0.00

(aa)             Monthly Advance                                                                                       560,183.32
                 Outstanding Amount Advanced                                                                         1,635,392.63

(bb)             Deposit to Special Account/Distribution to Class R Certificateholders                                       0.00

(cc)             Amount Distributed to Class R Certificateholders                                                            0.00

(dd)             Net Weighted Average Contract Rate                                                                          9.38%

(ee)             Number of Manufactured Homes currently held due to repossession                                                0
                 Principal balance of Manufactured Homes currently held                                             11,466,234.57

(ff)             Class A-1 Pool Principal Balance Percentage                                                            68.502146%
                 Class A-2 Pool Principal Balance Percentage                                                           100.000000%
                 Class A-3 Pool Principal Balance Percentage                                                           100.000000%
                 Class A-4 Pool Principal Balance Percentage                                                           100.000000%
                 Class A-5 Pool Principal Balance Percentage                                                           100.000000%

(gg)             Aggregate Deficiency Amounts                                                                           25,222.04
                 Servicer Deficiency Amounts received                                                                    8,827.71


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